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                   [Letterhead of Stone Street Bancorp, Inc.]


June 19, 1997

From:     J. Charles Dunn, CEO
          Stone Street Bancorp, Inc.
          232 South Main Street
          Mocksville, North Carolina

To:       Newsroom
          Business Wire

Re:       Public Announcement

Subject:  Return of Capital

                                  News Release

The Board of Directors of Stone Street Bancorp, Inc. (SSM) has declared a one time special $4.00 per share repayment of capital to stockholders of record date, June 30, 1997. The payment will be paid July 11, 1997.